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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) :
                        SEPTEMBER 2, 1998 (JUNE 19, 1998)
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                      ADVANCED COMMUNICATION SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



              0-22737                                 54-1421222
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     (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)


     10089 LEE HIGHWAY, FAIRFAX, VIRGINIA                            22030
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (703) 934-8130
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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       On July 2, 1998, Advanced Communication Systems, Inc., a Delaware
corporation ("ACS"), filed a Current Report on Form 8-K with respect to its acquisition (the "Acquisition") of all the outstanding shares of SEMCOR, Inc., a New Jersey corporation ("SEMCOR"), effective June 10, 1998. Such Form 8-K was filed without the financial statements and pro forma financial information required by Item 7 of Form 8-K, as it was impracticable to do so at that time. This Current Report on Form 8-K/A provides such required information.

ITEM 7.                 FINANCIAL STATEMENTS AND EXHIBITS

       (a) The audited balance sheets of SEMCOR, including independent auditor's report thereon, as of December 31, 1996 and 1997, and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 1995, 1996 and 1997, and the unaudited balance sheet of SEMCOR as of March 31, 1998, and the related statements of operations, shareholders' equity and cash flows for the three months ended March 31, 1997 and 1998, is included at Exhibit 99(a) and incorporated herein by reference.

       (b) Unaudited pro forma financial information for ACS giving effect to the Acquisition as of March 31, 1998, for the fiscal year ended September 30, 1997, and for the nine months ended June 30, 1998, is included at Exhibit 99(b) and incorporated herein by reference.

       (c) Exhibits:

              99(a) Audited balance sheets of SEMCOR, including independent auditor's report thereon, as of December 31, 1996 and 1997, and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 1995, 1996 and 1997, and the unaudited balance sheet of SEMCOR as of March 31, 1998, and the related statements of operations, shareholders' equity and cash flows for the three months ended March 31, 1997 and 1998.

              99(b) Unaudited pro forma balance sheet for ACS as of March 31, 1998, giving effect of the Acquisition as of March 31, 1998, and the unaudited pro forma statements of operations for the year ended September 30, 1997 and for the nine months ended June 30, 1998, giving effect of the Acquisition as of the beginning of each period presented.

                                                   Signature

       Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 2, 1998                Advanced Communication Systems, Inc.

                                                    /S/ Dev Ganesan
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                                                     Dev Ganesan
                                      Executive Vice President, Chief Financial
                                                Officer and Treasurer